UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St., Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SPEC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SPECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by Spectaire Holdings Inc. (the “Company”) on October 27, 2023 (the “Original Report”), in which the Company reported, among other events, the consummation of the Business Combination. This Amendment No. 1 amends Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of Spectaire Inc. (“Legacy Spectaire”) as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022 and (b) the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01. Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The (i) unaudited condensed consolidated financial statements of Legacy Spectaire as of and for the six months ended June 30, 2023 and (ii) audited consolidated financial statements of Legacy Spectaire as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus as filed with the SEC on September 29, 2023 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Spectaire as of and for the nine months ended September 30, 2023 are filed as Exhibit 99.2 and incorporated herein by reference.

Also included herewith as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Spectaire for the three and nine months ended September 30, 2023.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022 are set forth in Exhibit 99.1 to the Original Report and are incorporated herein by reference. The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 is filed as Exhibit 99.4 and incorporated herein by reference

(c)	Exhibits.

Exhibit Number	Description

99.2	Unaudited condensed consolidated financial information of Legacy Spectaire as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Spectaire for the three and nine months ended September 30, 2023.
99.4	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectaire Holdings Inc.

Date: November 14, 2023

	By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer

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